              FORM OF TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

                                                                                                           SERIES B
                                                                                                        PREFERRED STOCK
                                              [LOGO OF NORTHROP GRUMMAN CORPORATION]
                    NUMBER                                                                                  SHARES
--------------------------------------------                                           ---------------------------------------------

NGP
--------------------------------------------                                           ---------------------------------------------
INCORPORATED UNDER THE LAWS                                                                            CUSIP 666807 30 0
 OF THE STATE OF DELAWARE                                                                     SEE REVERSE FOR CERTAIN DEFINITIONS


                                                                                              THIS CERTIFICATE IS TRANSFERABLE IN
                                                                                        CAMDEN, MA., JERSEY CITY, NJ OR NEW YORK, NY

------------------------------------------------------------------------------------------------------------------------------------
THIS CERTIFIES THAT





IS THE RECORD HOLDER OF
------------------------------------------------------------------------------------------------------------------------------------
                                FULLY PAID AND NONASSESSABLE SHARES OF SERIES B PREFERRED STOCK, OF

Northrop Grumman Corporation transferred on the books of the Corporation by the holder hereof in person or by duly authorized
Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer
Agent and registered by the Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


     COUNTERSIGNED AND REGISTERED,                                                                             CHAIRMAN OF THE BOARD
       EQUISERVE TRUST COMPANY, N.A.
         TRANSFER AGENT AND REGISTRAR


        AUTHORIZED SIGNATURE                                                                                   SECRETARY

                                              [SEAL OF NORTHROP GRUMMAN CORPORATION]